PERSHING PRIME MONEY MARKET

PROSPECTUS ENCLOSED FOR

GENERAL MONEY MARKET FUND, INC.

CLASS B SHARES

MARCH 29, 2018

These materials are to be used only for qualified clients of Pershing.

NOT PART OF PROSPECTUS – SEE INSIDE FOR PROSPECTUS

GENERAL MONEY MARKET FUND, INC.

PROSPECTUS March 29, 2018

Ticker Symbol: GMBXX

Class B

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

General Money Market Fund, Inc.
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.37
Total annual fund operating expenses	1.07

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306

Principal Investment Strategy

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

  Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

  Banking industry risk. The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry.

  Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

  Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Average Annual Total Returns as of 12/31/17
1 Year	5 Years	10 Years
0.21%	0.05%	0.27%

For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons.

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by contacting your broker-dealer or financial adviser.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

General Money Market Fund, Inc. has been designated as a "retail money market fund" (Retail Fund). As a Retail Fund, investments in the fund are limited to accounts beneficially owned by natural persons. The fund is limited to investing in high quality securities that The Dreyfus Corporation has determined present minimal credit risks.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund also must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Money Market Fund, Inc.

The fund seeks as high a level of current income as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches repurchase agreements, including tri-party repurchase agreements asset-backed securities

  domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

The fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.

The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. The Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

  Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

  Banking industry risk. The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition.

  Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest. Additional risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, may have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

  Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $258 billion in 150 mutual fund portfolios. For the fiscal year ended November 30, 2017, the fund paid Dreyfus a management fee at the effective annual rate of .48% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2017.

Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $33.3 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For the fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide the fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Class B shares of the fund are subject to an annual shareholder services fee of 0.25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares of the fund are charged directly for sub-accounting services provided by certain financial intermediaries at an annual rate of 0.05% of the fund's average daily net assets attributable to Class B shares. Class B shares of the fund are subject to an annual Rule 12b-1 fee of up to 0.20% of the value of the fund's average daily net assets attributable to Class B paid to the fund's distributor for distributing Class B shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

The fund is designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. The funds offer other classes of shares, which are described in separate prospectuses. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Investments in the fund are limited to accounts beneficially owned by natural persons (i.e., human beings).

As a "retail" money market fund, the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in the fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

How to Buy Shares

The fund's NAV is calculated at 5:00 p.m. (Eastern Time) on days the New York Stock Exchange (NYSE), or the transfer agent (as on Good Friday) is open for regular business:

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier. Investors whose orders are received in proper form and accepted after the time of day at which the fund calculates its NAV will be priced, and will begin to accrue dividends, on the following business day.

Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

How to Sell Shares

You may sell (redeem) shares at any time through your financial representative. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. For requests to redeem shares received in proper form by the time of day at which the fund calculates its NAV, shares will be priced at the NAV calculated on that day; for requests to redeem shares received after the time of day at which the fund calculates its NAV, shares will be priced at the NAV calculated on the following day. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

Redemption proceeds normally will be wired to your financial intermediary within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Additionally, the fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums. See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the SEC, the fund, and certain other money market funds in the Dreyfus Family of Funds, may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Potential Restrictions on Fund Redemptions—Fees and Gates:

If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.  "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days. It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise). A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day. Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary. Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating. In the event that the board approves liquidation of the fund, Dreyfus will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's Statement of Additional Information ("SAI"). Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

  change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Because liquidity fees may be imposed on redemptions including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) with respect to its shares in the fund, based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year. Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial Highlights

These financial highlights describe the performance of the fund's Class B shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended November 30,
General Money Market Fund, Inc.	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income--net	.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income--net	(.002)	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.18	.01		.01		.01		.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.04		1.03		1.03		1.03
Ratio of net expenses to average net assets	.99	.55		.22		.17		.19
Ratio of net investment income to average
net assets	.17	.01		.01		.01		.01
Net Assets, end of period ($ x 1,000)	7,201,871	8,190,050		12,781,019		13,041,843		12,677,604

[a] Amount represents less than $.001 per share.

NOTES

For More Information

More information on the fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. The fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the funds' policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information
By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:
SEC: http://www.sec.gov
Dreyfus: http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington,
DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public
Reference Section, Washington, DC 20549-1520.
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

General Money Market Fund, Inc.
SEC file number: 811-03207

© 2018 MBSC Securities Corporation
0696P0318-PER

Pershing®

A BNY MELLON COMPANY

One Pershing Plaza, Jersey City, NJ 07399
www.pershing.com

Pershing LLC, member FINRA, NYSE, SIPC

0696P0318-PER

NOT PART OF PROSPECTUS — SEE INSIDE FOR PROSPECTUS